UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2024

RIBBON COMMUNICATIONS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38267	82-1669692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 Chase Oaks Blvd., Suite 100, Plano, TX 75023

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	RBBN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Ribbon Communications Inc. (the “Company”) held its annual meeting of stockholders on June 4, 2024 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders considered and voted upon the matters listed below. A total of 160,651,881 shares of common stock were present in person or represented by proxy at the Annual Meeting, representing approximately 93% of the Company’s outstanding common stock as of the April 8, 2024 record date. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the SEC on April 12, 2024 (the “Proxy Statement”).

Item 1 – Election of eight directors for a term of office expiring on the date of the annual meeting of stockholders in 2025 and until their respective successors have been duly elected and qualified.

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
R. Stewart Ewing, Jr.	143,271,137	787,528	1,517,749	15,075,467
Bruns H. Grayson	141,083,136	3,317,002	1,356,276	15,075,467
Beatriz V. Infante	143,473,793	760,939	1,341,682	15,075,467
Scott Mair	143,512,802	545,796	1,517,816	15,075,467
Bruce W. McClelland	143,439,390	808,394	1,328,630	15,075,467
Shaul Shani	139,712,040	4,514,135	1,350,239	15,075,467
Richard W. Smith	139,757,364	4,366,566	1,452,484	15,075,467
Tanya Tamone	143,072,235	987,354	1,516,825	15,075,467

All of the nominees named above were elected, having received more votes cast “for” their election than “against” their election.

Item 2 – Ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Votes For	159,121,504
Votes Against	251,523
Abstentions	1,278,854

Based on the foregoing vote, Item 2 was approved.

Item 3 – The non-binding advisory vote on the compensation of the Company’s named executive officers, as disclosed in the “Compensation Discussion and Analysis” section and the accompanying compensation tables and related narratives contained in the Proxy Statement.

Votes For	142,889,653
Votes Against	1,902,719
Abstentions	784,042
Broker Non-Votes	15,075,467

Based on the foregoing vote, Item 3 was approved.

The Compensation Committee and the Board of Directors of the Company will consider the outcome of the advisory vote when making future compensation decisions relating to the compensation paid to the Company’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2024	Ribbon Communications Inc.

	By:	/s/ Patrick Macken
		Name:	Patrick W. Macken
		Title:	Executive Vice President, Chief Legal Officer and Secretary